Execution Version

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This Amendment No. 3 to Credit Agreement (this “Agreement”) dated as of July 1, 2009 is made by and among INTERSECTIONS INC., a Delaware corporation (the “Company”), the Subsidiaries of the Company party hereto (together with the Company, the “Borrowers” and each a “Borrower”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement (as defined below)) (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of July 3, 2006 (as heretofore amended, as hereby amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Agreement not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrowers a term loan facility and a revolving credit facility, including a subfacility for letters of credit; and

WHEREAS, the Company owns 55% of the membership interests of Screening International LLC, a Delaware limited liability company (“SI”);

WHEREAS, pursuant to Section 7.02(h) of the Credit Agreement, the Company may make Investments in SI after the Closing Date in an aggregate principal amount of $5,000,000;

WHEREAS, as of the date hereof, the Company has made Investments in Screening in the form of loans in an aggregate principal amount of $4,125,000, evidenced by (i) a promissory note dated as of July 20, 2007 in the original principal amount of $550,000, all of which has been advanced as of the date hereof, (ii) a promissory note dated as of September 21, 2007 in the original principal amount of $550,000, all of which has been advanced as of the date hereof, and (iii) a promissory note dated as of January 15, 2009 in the original principal amount of $3,500,000, of which $3,025,000 has been advanced as of the date hereof (collectively, the "SI Loans"), and with respect to which, since the date of each of the SI Loans, respectively, interest thereon has accrued and remains unpaid (the "SI Loans Accrued Interest");

WHEREAS, after the Closing Date, pursuant to agreement between the Company and Screening, the Company has provided management services for Screening for which Screening owes the Company accrued and unpaid management fees in an approximate amount of $2,633,204 (the "SI Accrued Management Fees");

WHEREAS, prior to the Closing Date, the Company made a loan to American Background Information Services, Inc., a Virginia corporation and a wholly-owned Subsidiary of SI in an original principal amount of $6,500,000 (the “ABI Loan”);

WHEREAS, pursuant to that that certain letter from the Company to the Administrative Agent dated June 8, 2009 (including the June 8, 2009 draft terms and conditions related to the transaction described therein, the “SI Restructuring Letter”) attached hereto as Exhibit A, the Company has notified the Administrative Agent that it desires to purchase the remaining 45% of membership interests in Screening from Control Risks Group Limited, a company formed under the laws of England and Wales ("CRG"), in a non-cash purchase and restructuring transaction pursuant to that certain Purchase Agreement dated on or about the date hereof between SI Holdco (defined below) and CRG (the "Purchase Agreement"), which Purchase Agreement contains terms and conditions substantially similar to those described in the SI Restructuring Letter (such purchase and restructuring transaction, the “Purchase Transaction”);

WHEREAS, in order to consummate the Purchase Transaction, the Company has formed Screening International Holdings LLC, a Delaware limited liability company (“SI Holdco”) as a wholly-owned Subsidiary of the Company, and pursuant to a Contribution, Assignment and Assumption Agreement dated on or about the date hereof between the Company and SI Holdco (the "Contribution Agreement"), has contributed to SI Holdco, as its initial capital contribution therein, the "Transferred Assets" as such term is defined in the Contribution Agreement, including without limitation, the SI Loans, the SI Loans Accrued Interest and the SI Accrued Management Fees; and

WHEREAS, the Borrowers have requested that the Lenders enter into this Agreement to evidence their consent to the consummation of the Purchase Transaction substantially on the terms and conditions contained in the SI Restructuring Letter and the Purchase Agreement, and the Lenders are willing to amend the Credit Agreement and enter into the other agreements contained herein for such purposes on the terms and conditions contained in this Agreement;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.        Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a)	Section 1.01 is amended as follows:

(i)        Each of the following definitions shall be added in its appropriate alphabetical order:

"ABI" means American Background Information Services, Inc.

“ABI Loan” means the loan made by the Company to ABI on May 12, 2006 in the original principal amount of $6,500,000.

"SI" means Screening International LLC, a Delaware limited liability company.

“SI Holdco” means Screening International Holdings LLC, a Delaware limited liability company.

“SI Loans” means the Investments by the Company in Screening prior to the Third Amendment Date in the form of loans in an aggregate principal amount as of the Third Amendment Date of $4,125,000, evidenced by (i) a promissory note dated as of July 20, 2007 in the original principal amount of $550,000, all of which has been advanced as of the Third Amendment Date, (ii) a promissory note dated as of September 21, 2007 in the original principal amount of $550,000, all of which has been advanced as of the Third Amendment Date, and (iii) a promissory note dated as of January 15, 2009 in the original principal amount of $3,500,000, of which $3,025,000 has been advanced as of the Third Amendment Date.

“SI Loans Accrued Interest” shall mean the accrued and unpaid interest on the SI Loans as of the Third Amendment Date, which accrued and unpaid interest was contributed by the Company to SI Holdco on the Third Amendment Date.

“SI Accrued Management Fees” shall mean all accrued and unpaid management fees owed by Screening to the Company as of the Third Amendment Date, which accrued and unpaid management fees were contributed by the Company to SI Holdco on the Third Amendment Date.

“Third Amendment” means that certain Amendment No. 3 to Credit Agreement dated July 1, 2009 among the Borrowers, the Administrative Agent and the Lenders party thereto.

“Third Amendment Date” means July 1, 2009, the date that the Third Amendment became effective pursuant to Section 2 of the Third Amendment.

(ii)       The definition of “Excluded Property” is replaced with the following definition:

“Excluded Property” means (i) any owned or leased real property, (ii) any owned or leased personal property which is located outside of the United States, (iii) any personal property (including, without limitation, motor vehicles) in respect of which perfection of a Lien is not either (i) governed by the Uniform Commercial Code or (ii) effected by appropriate evidence of the Lien being filed in any of the United States Copyright Office, the United States Patent and Trademark Office, the Canadian Copyright Office and the Canadian Patent and Trademark Office, (iv) any property subject to a Permitted Lien if the documents governing such Lien or the Indebtedness secured thereby prohibit the Loan Party owning such property from granting any other Liens in such property, (v) any lease, license or other contract or any rights thereunder if the grant of a security interest in such lease, license, contract or rights is prohibited by the terms of such lease, license or contract or by applicable law and would result in the termination of such lease, license or contract, but only to the extent that any such prohibition is not rendered ineffective pursuant to the Uniform Commercial Code or any other applicable law (including Debtor Relief Laws), (vi) any Internet domain name owned or held by any Loan Party in trust or otherwise for the beneficial ownership of a third party, (vii) any real or personal property owned by Screening and (viii) Investments by any Loan Party in Screening permitted by this Agreement except for (1) all Equity Interests of SI Holdco owned by any Loan Party, and (2) the ABI Loan, each of which, so long as no Event of Default has occurred and is continuing, shall not be deemed Excluded Property for the sole purpose of granting a Lien in such property to the Administrative Agent for the benefit of the Secured Parties (and except for the creation and enforcement of such Lien shall not otherwise constitute Collateral), but while an Event of Default has occurred and is continuing, shall not be deemed Excluded Property for any purpose.

(iii)      The definition of "Investment" is replaced with the following definition:

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor Guarantees Indebtedness of such other Person; provided, for the avoidance of doubt the SI Loans Accrued Interest (and any other accrued and unpaid interest on an Investment permitted by this Agreement made as a loan, advance or other form of debt) and the SI Accrued Management Fees (and any other accrued and unpaid fees and expenses due to any Loan Party) shall not be deemed to be an Investment, or (c) an Acquisition. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

(iv)      The definition of “Screening” is replaced with the following definition:

“Screening” means collectively and individually, (i) as of the Third Amendment Date, SI Holdco, (ii) SI, and (iii) each Subsidiary thereof, together with any successor company into which Screening is merged or consolidated or reformed, so long as such resulting company is engaged in the same line of business as currently conducted by Screening International LLC.

(b)	Section 7.02(h) is amended by replacing such Section with the following:

“(h)     Investments in Screening in an aggregate amount not to exceed $5,000,000; provided for the avoidance of doubt, the contribution by the Company of the Equity Interest owned by the Company in SI (which Equity Interest constitutes Excluded Property) to SI Holdco on the Third Amendment Date shall not constitute an Investment for purposes hereof, and, although the SI Loans constitute an Investment, the contribution by the Company of the SI Loans to SI Holdco on the Third Amendment Date shall not constitute a separate Investment; and”

(c)	Section 7.02(i) is amended by replacing such Section with the following:

“(i)      The ABI Loan (as amended and restated on the Third Amendment Date, and as otherwise amended, restated, renewed, refinanced or extended after such date).”

(d)       The existing Schedule 7.02 to the Credit Agreement is herby deleted in its entirety.

(e)       The existing Schedule 10.02 to the Credit Agreement is replaced with the Schedule 10.02 attached hereto.

2.        Effectiveness; Conditions Precedent. This Agreement and the amendments to the Credit Agreement herein provided shall become effective as of July 1, 2009 upon satisfaction of the following conditions precedent:

(a)       the Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:

(i)        counterparts of this Agreement, duly executed by the Borrowers, the Administrative Agent and the Lenders, together with all schedules and exhibits thereto duly completed;

(ii)       certificate of the secretary of the Company certifying that (a) contemporaneously with and immediately upon the effectiveness of this Agreement, the Purchase Transaction has been consummated in accordance with the terms and conditions of the Purchase Agreement except as shall have been disclosed to and approved by the Administrative Agent and (b) attached to such certificate is the fully executed and effective Purchase Agreement and Contribution Agreement;

(iii)      such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the such other assurances, certificates, documents, consents or opinions as the Administrative Agent, the L/C Issuer, or the Lenders may reasonably require;

(b)       the Third Amendment Fee (defined below) and all other fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent) estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

3.        Amendment Fee. The Borrowers shall pay to the Lenders a fee in the amount of $15,000 (the “Third Amendment Fee”) which shall be payable and fully earned upon the effectiveness of this Agreement in accordance with Section 2 above.

4.        Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(a)       The representations and warranties made by each Loan Party in Article V of the Credit Agreement and in each of the other Loan Documents to which such Loan Party is a party are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

(b)       Since the date of the most recent financial reports of the Company and its Subsidiaries delivered pursuant to Section 6.01 of the Credit Agreement, no act, event, condition or circumstance has occurred or arisen which, singly or in the aggregate with one or more other acts, events, occurrences or conditions (whenever occurring or arising), has had or could reasonably be expected to have a Material Adverse Effect;

(c)       The Persons constituting Borrowers after giving effect to the effectiveness hereof (and assuming satisfaction of the conditions subsequent set forth in Section 3 of this Agreement) are all Persons required to be Designated Co-Borrowers under Section 6.13 of the Credit Agreement.

(d)       This Agreement has been duly authorized, executed and delivered by the Borrowers and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally;

(e)       As of the date hereof, after giving effect to this Agreement, the Borrowers have made Investments in Screening in an aggregate amount of $4,125,0000; and

(f)        After giving effect to this Agreement, no Default or Event of Default has occurred and is continuing.

5.        Entire Agreement. This Agreement, together with all the Loan Documents, that certain consent and waiver letter dated August 25, 2006 from Bank of America, N.A., as Lender, to the Company, and that certain consent letter dated November 2, 2007 from Bank of America, N.A., as Lender, to the Company (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

6.        Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms, as modified by (i) that certain consent and waiver letter dated August 25, 2006 from Bank of America, N.A., as Lender, to the Company and (ii) that certain consent letter dated November 2, 2007 from Bank of America, N.A., as Lender, to the Company.

7.        Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

8.        Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia applicable to contracts executed and to be performed entirely within such Commonwealth, and shall be further subject to the provisions of Section 10.13 of the Credit Agreement.

9.        Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

10.      References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

11.      Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent and each of the Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

12.      Consent of Lenders. By their execution of this Agreement, the Lenders hereby consent to the consummation of the Purchase Transaction in substantially in accordance with the terms and conditions of the Purchase Agreement except as shall have been disclosed to and approved by the Administrative Agent.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWERS:

INTERSECTIONS INC.

By:
Name:
Title:

CREDITCOMM SERVICES LLC

By:
Name:
Title:

INTERSECTIONS HEALTH SERVICES, INC.

By:
Name:
Title:

INTERSECTIONS INSURANCE SERVICES INC.

By:
Name:
Title:

CAPTIRA ANALYTICAL, LLC

By:
Name:
Title:

NET ENFORCERS, INC.

By:
Name:
Title:

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

LENDERS:

BANK OF AMERICA, N.A.

By:
Name:
Title:

Exhibit A

SI Restructuring Letter

(see attached)